AMENDED AND RESTATED
                    LICENSE, HOSTING AND SERVICES AGREEMENT

     This AMENDED AND RESTATED LICENSE, HOSTING AND SERVICES AGREEMENT ("Agreement") is entered into to be effective as of January 29, 2007 ("the
  ---------
Effective  Date")  by  and  between RazorStream, LLC, a Nevada limited liability
---------------
company  located  at  3035  East  Patrick  Lane,  Las  Vegas,  Nevada  89120
("RazorStream"),  and  VMdirect,  L.L.C.,  a  Nevada  limited  liability company
  -----------
located  at  3035  East  Patrick  Lane,  Las  Vegas,  Nevada  89120  ("Company")
                                                                       -------
(hereinafter  RazorStream  and  Company  may  be  referred  to individually as a
"Party"  and  collectively  as  the  "Parties").
 -----                                -------

                                    RECITALS

     A. The Parties are parties to that certain License, Hosting and Services Agreement dated to be effective as of May 1, 2005 (the "Original
                                                                        --------
Agreement").
---------

     B. The Parties desire to enter into this Agreement to (a) amend and restate the Original Agreement, and (b) to govern the terms and conditions pursuant to which RazorStream (i) makes the Technology (as defined below) available to Company, and (ii) provides certain hosting and support and maintenance services to Company.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS. In addition to the terms defined elsewhere in this Agreement and in the attached Exhibits, the following terms shall have the meanings set forth below:

1.1    "Accounting  Records"  means  (a) with respect Company, financial records
        -------------------
with regard to the gross revenue from User accounts, and (b) with respect to RazorStream, financial records with regard to the records of the Expenses charged by RazorStream to Company.

1.2    "Affiliate"  means  (a) with respect to the Company, any person or entity
        ---------
directly, or indirectly through one or more intermediaries, controlled by, or under common control with, Company, and (b) with respect to RazorStream, any person or entity controlling, controlled by, or under common control with RazorStream. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or voting interests, by contract or otherwise.

1.3    "Bandwidth"  means  the  capacity  of  the  connection  between  the
        ---------
Technology/Hosting Services and the Internet.

1.4    "Claim"  means  any  allegation,  claim,  suit,  action, demand, cause of
        -----
action, investigation or proceeding.

1.5    "Company  Services"  means any product or service offered by Company from
        -----------------
time to time to its Users that includes the Technology.

1.6    "Company  Software"  means software owned and/or licensed to Company that
        -----------------
is used with, or that incorporates and/or embeds, the Technology.

1.7    "Derivative Work" means any work, which would be deemed a derivative work
        ---------------
under the Copyright Act, Title 17 of the U.S. Code.

1.8    "Documentation"  means  the  technical  and  user manuals, FAQ materials,
        -------------
including any computer or web-based training materials, and any hardware or software specifications, system performance, compatibility or operational criteria or other official documentation described in Exhibit A or otherwise
                                                          ---------
made available by RazorStream to Company with respect to the Technology; provided, however, that except as otherwise approved by Company, any such items made available to Company after the Effective Date shall not become Documentation if they would materially diminish or reduce the functionality of the Technology.

1.9     "Expenses" means the costs, fees, expenses and other amounts (including,
         --------
but not limited to, Fees) incurred by Company under this Agreement.

1.10     "Field  of  Use"  means  the  provision  of  video-based  Internet
          --------------
communication products and/or services, including, without limitation, video e-mail, video instant messaging, live or pre-recorded webcasting, digital vault storage technology and/or podcasting, including, without limitation, for purposes of Internet-based social networking applications or websites, and/or commercial products or applications.

1.11   "Intellectual  Property  Rights" means one or more of the following:  (a)
        ------------------------------
rights associated with works of authorship throughout the universe; (b) copyrights; (c) moral rights; (d) mask-works; (e) trademarks and service marks;
(f) trade names; (g) trade secrets; (h) patents, designs, algorithms and other industrial property rights; (i) any other intellectual and industrial property rights, whether arising by operation of law, contract, license, or otherwise; and (j) with respect to the foregoing, all registrations, initial applications, renewals, extensions, continuations, divisions or reissues hereof now or hereafter in force.

1.12   "Internet"  means the world-wide network of computers commonly understood
        --------
to provide some or all of the following features, among others: electronic mail, file transfers through File Transfer Protocol, Telnet access to local and remote computers, UseNet Newsgroups, Gopher access to information on local and remote computers, Wide Area Information Servers, and World Wide Web access.

1.13   "Liabilities"  means any and all losses, damages, judgments, assessments,
        -----------
deficiencies, expenses (including court costs and reasonable attorneys' fees), costs and other liabilities of whatsoever kind.

1.14   "Licensed  Entities"  means  Company,  its  Affiliates,  any  third party
        ------------------
authorized  by  Company  from  time  to  time,  and  the  Users.

1.15   "Minimum  Guaranteed  Payment"  has the meaning set forth in Exhibit D of
        ----------------------------                                ---------
this  Agreement.

1.16   "Modifications"  means  any  modification (including custom modifications
        -------------
made specifically for or at the request of Company), addition, enhancement, revision, translation, abridgment, condensation or expansion to or arising from the Technology, or any other form in which the Technology or any part thereof, may be recast or transformed, in any manner that does not constitute a Derivative Work.

1.17   "New Version" means, with respect to software embodied in the Technology,
        -----------
a version of the Technology which contains significant changes in features and functionality and has a new version numbering, as determined in RazorStream's sole discretion.

1.18   "Non-Recurring  Engineering  Fees" has the meaning set forth in Exhibit D
        --------------------------------                               ---------
of  this  Agreement.

1.19   "Object Code" means computer software program code that is intended to be
        -----------
directly executable by a computer after suitable processing and without the intervening steps of compilation or assembly.

1.20   "Operations  Records" means (a) written records maintained by RazorStream
        -------------------
with regard to the maintenance and operation of the Technology and Hosting Services, including, but not limited to, maintenance, repair records, upgrade records, and server logs for the Technology and Hosting Services in relation to Transaction activity, and (b) documentation with regard to operational audits performed by or on behalf of RazorStream.

1.21   "RazorStream  Brand  Features" means the trademarks, trade names, service
        ----------------------------
marks, service names and logos proprietary to RazorStream, as set forth on Exhibit A, as such exhibit may be modified from time to time by mutual agreement
---------
of  the  parties (which agreement will not be unreasonably withheld or delayed).

1.22   "Related  Parties"  means  any  owner,  parent,  partner,  Affiliate,
        ----------------
subsidiary, agent, subcontractor, director, officer, hired or leased employee or worker, or permitted assignee of RazorStream or Company, as the case may be and as the context requires.

1.23   "Source  Code"  means  computer  software program code, other than Object
        ------------
Code and procedural code, such as job control language, which may be printed out or displayed in human readable form (together with its supporting documentation).

1.24   "Specifications"  means  (a)  the  design  characteristics, compatibility
        --------------
requirements, customization, features, functional, performance, engineering, operational and/or technical criteria, and the required hardware and software operating environment for operation of the Technology, (b) the requirements for the Technology described in Exhibit A and/or the Documentation, (c) the
                                ----------
representations, warranties, covenants and other guarantees provided in this Agreement, and (d) any written performance, feature or functionality specifications or documentation related to the Technology provided or made available by or through RazorStream to Company and approved by Company either prior to or after the Effective Date.

1.25   "Subscriber Account" means each active User account of a website operated
        ------------------
by Company or any third party authorized by Company, whereby the Company Software is sublicensed to such User.

1.26   "Technology"  means  (a)  the software applications and computer programs
        ----------
described  in  the  attached Exhibit A, (b) any Technology Releases developed by
                             ---------
RazorStream from time to time, (c) any custom Technology enhancements developed by RazorStream hereunder pursuant to a SOW, (d) any interfaces necessary for the Technology to function within the operating environment of the Licensed Entities, and (e) all Documentation relating to any of the foregoing. For the avoidance of doubt, the term "Technology" includes any third party technology, software or products embedded in the computer program described on Exhibit A or
                                                                    ---------
any  Technology  Release.

1.27   "Technology Releases" means any corrections, modifications, or bug fixes,
        -------------------
enhancements, updates, new versions or releases to the Technology.

1.28   "Territory"  means  the  world.
        ---------

1.29   "Third  Party  Service  Provider"  means  a  third party Internet service
        -------------------------------
provider (ISP) that directly or through one or more intermediaries provides services to RazorStream in order for RazorStream to fulfill its obligations under this Agreement, including: (a) two (2) or more independent ISP connections; (b) related online facilities management and redundancy; and (c) related power supply and power management.

1.30   "Third  Party  Software"  means the third party software and technologies
        ----------------------
(licensed to RazorStream from third party software providers) that are integrated into the Technology, a list of which is set forth on Exhibit E
                                                                       ---------
hereto.

1.31   "Transaction"  means any User transaction consummated with respect to the
        -----------
Company  Services  via  the  Technology  and  Hosting  Services.

1.32   "Update"  means  bug  fixes,  improvements,  updates,  Modifications,
        ------
Derivative Works and upgrades to any portion of the Technology developed by RazorStream from time to time.

1.33   "User"  means  individuals  and entities who utilize the Company Software
        ----
for their personal or commercial purposes, as permitted by Company from time to time, through one or more websites operated by Company or any third party authorized by Company.

1.34   "User Information" means personally identifiable information of Users and
        ----------------
any other information or data relating to any Transaction transmitted via the Technology and Hosting Services in connection with or otherwise relating to Company, the Users and/or the Company Services.

1.35   "Virus"  means  a set of computer instructions which are self-replicating
        -----
or self-propagating and are designed to contaminate the Technology, unexpectedly consume computer resources, or modify, destroy, record or transmit data or programming without the intent or permission of the user.

2.     RULES OF CONSTRUCTION.

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined herein include the plural as well as the singular and vice-versa; (b) words importing gender include all genders; (c) any reference to an "Exhibit," an "Article," or a "Section" refers to an Exhibit, an Article, or a Section, as the case may be, of this Agreement; (d) the Exhibits hereto form part of this Agreement; (e) all references to this Agreement and the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Exhibit, Article, Section, or other subdivision; (f) all Article and Section headings are for convenience only and shall not affect the interpretation or construction of this Agreement, (g) the words "including," "included" and "includes" mean inclusion without limitation except as noted; and
(h) this Agreement, the Documentation and the Exhibits hereto shall be construed as consistent with one another whenever possible; however, in the event of any conflict between any of the terms and conditions of this Agreement, on the one hand, and the Exhibits and/or the Documentation, on the other hand, this Agreement shall prevail.

3.     TECHNOLOGY LICENSE AND HOSTING SERVICE.

3.1     License  Grant.  Subject  to  Company's  continued  compliance  with the
        --------------
obligations of this Agreement, RazorStream hereby grants Company throughout the Territory and solely within the Field of Use:

     3.1.1 a perpetual, royalty-free, non-exclusive, irrevocable license, under the Intellectual Property Rights comprising the Technology, to use, copy, reproduce, modify, and prepare Derivative Works of, the Technology, including, with respect to any software embodied therein, in Source Code format, solely for the purposes of integrating and/or embedding the Technology with, and/or otherwise designing and/or developing the Company Software;

     3.1.2 a perpetual, royalty-free, non-exclusive, irrevocable license, under the Intellectual Property Rights comprising the Technology, to use, copy, have used, reproduce, distribute, modify, prepare Derivative Works of, perform, display, license and otherwise exploit the Technology, including with respect to any software embodied therein, in Object Code format only, as embedded in, or integrated with, in whole or in part, the Company Software;

     3.1.3 the limited right to grant in the Territory, exclusive or non-exclusive, sublicenses in and to the Technology (including to all Intellectual Property Rights therein), including with respect to any software embodied therein, in Object Code format only, solely for the purpose of exploiting the Company Software (including, without limitation, embedding or integrating such software, in Object Code form only, on Company or third party websites and/or in Company and/or third-party applications and devices);

     3.1.4 the limited right to grant in the Territory, exclusive or non-exclusive, sublicenses in and to the Technology (including all Intellectual Property Rights therein), including with respect to any software embodied therein, in Object Code format only, to Users, solely for the purpose of using the Company Software (including, without limitation, as such Company Software may be embedded or integrated in third-party applications and devices);

     3.1.5 a perpetual, royalty-free, non-exclusive, irrevocable license to make additional copies of the Technology as needed for archival or back-up purposes;

     3.1.6 a perpetual, royalty-free, non-exclusive, irrevocable license to copy and display the Documentation only as reasonably necessary to exercise the licenses granted to Company in Sections 3.1.1-3.1.5, including any sublicense rights therein;

     3.1.7 a perpetual, royalty-free, non-exclusive, irrevocable license to use, reproduce and display the RazorStream Brand Features in connection with the sale, advertising, distribution, exploitation, publishing, promotion, and marketing of the Company Software, in each case, as approved by RazorStream from time to time (which approval will not be unreasonably withheld or delayed); and

     3.1.8 anon-exclusive sublicense in and to the Third Party Software (including all Intellectual Property Rights therein),as incorporated in the Technology, to use and exploit such Third Party Software to the same extent permitted by RazorStream in its license agreements with the respective owners of such Third Party Software, in each case as set forth on Exhibit E.

3.2    Specifications.  Exhibit  A  sets  forth  either  detailed  or high-level
       --------------   ----------
descriptions for the Technology. To the extent not already developed and set forth on Exhibit A, RazorStream promptly shall develop detailed Specifications
           ---------
for each item of the Technology within thirty (30) days after the Effective Date, which requirement is a material term of this Agreement as long as Company provides timely feedback. All Specifications developed in accordance with the foregoing sentence shall be subject to Company's review and approval, which review and approval shall not be unreasonably withheld or delayed. Such
Specifications, and any modified Specifications approved by Company, automatically shall become part of Exhibit A for all purposes under this
                                        ----------
Agreement  in  regards  to  the  initial  implementation.

3.3    Hosting Services.  During the Term, RazorStream shall host the Technology
       ----------------
for  the  Licensed  Entities'  access  and  use  of the Technology (the "Hosting
                                                                         -------
Services").  As part of the Hosting Services, RazorStream shall provide, operate
--------
and maintain at its premises, or facilities under its control and supervision, all servers, operating system software, network security, connectivity and other items necessary for the proper operation of the Technology in accordance with its Specifications, the service level agreement set forth in Article 8 below and all other provisions of this Agreement.

3.4    Documentation.  RazorStream  shall  provide  Company  with  Documentation
       -------------
(which may be in electronic format) that is sufficiently detailed so as to enable a reasonable end-user to use the Technology for its intended purpose and which sets forth the Specifications for the Technology. Company may duplicate the Documentation so that Company's personnel may use the Technology and Documentation to conduct electronic commerce business activities from as many work stations as may be required.

3.5    Source  Code  Escrow.  Within  sixty  (60) days after the Effective Date,
       --------------------
RazorStream shall deposit and maintain the Technology in Source Code form (including all any updates, modifications or enhancements), together with all Documentation and appropriate supporting materials, in escrow with DSI Technology Escrow Services Inc. (or such other escrow agent as mutually agreed) for the benefit of Company pursuant to a separate escrow agreement in a form acceptable to both Parties. Company shall be permitted to access and use the escrowed materials (a) if RazorStream ceases to operate or states, either in general to the public, or in writing to Company, that RazorStream does not intend to continue to support the Technology, (b) upon the occurrence of an Event of Default by RazorStream with respect to any obligation or duty relating to the Hosting Services and/or Support Services, (c) upon bankruptcy or insolvency of RazorStream, (d) upon termination of this Agreement by Company pursuant to Sections 3.6, 14.1 or 14.2, or (e) as otherwise set forth in the escrow agreement. The costs for maintaining the Technology in Source Code form on behalf of Company by the escrow agent shall be paid by Company.

The escrow agreement shall include, without limitation, a license grant for use of the escrowed materials by Company in such manner as shall be reasonably required to exercise the rights pursuant to this Agreement, including to use, reproduce, publicly display and perform, and modify (including without limitation the ability to alter, change, enhance and make additions to) the Source Code consistent with the licenses granted herein. Company may engage a third party consultant or independent contractor to modify, change or enhance the Source Code on Company's behalf; provided, however, that Company shall first require that any such consultant or independent contractor execute a non-disclosure agreement. Any modifications or derivative works (including all alterations, changes, enhancements and additions) to the Source Code created by or on behalf of Company, but not the base Source Code that was the starting place for such modifications, shall be owned solely and exclusively by Company and RazorStream hereby assigns all of its right, title and interest in and to such modifications or derivative works to Company. RazorStream also shall promptly place any updates, modifications or enhancements and accompanying Documentation and/or supporting materials into such escrow. The nature and completeness of the escrowed materials will be subject to verification at the facilities of the escrow agent by a representative of Company in the presence of a representative of RazorStream. From time to time at Company's request, RazorStream shall provide Company with a list of all third-party software embedded in the Technology, if any.

3.6    Option  to  Host  Technology.  Company  may, at its sole option, elect to
       ----------------------------
host the Technology on Company's, or a third party's, servers for the benefit of all Licensed Entities, by providing thirty (30) days' prior written notice to RazorStream at anytime during the Term. Following the exercise of such option, RazorStream shall continue to provide the Technology and Hosting Services as provided hereunder until such time as Company has confirmed in writing that the Technology has been successfully transitioned to Company's, or a third party's, servers (the "Transfer Notice"). RazorStream shall use reasonable and good
                ----------------
faith efforts to cooperate with Company to transition the Technology. Company shall be responsible for all expenses associated with transferring and retooling and equipment required for the Technology on Company's equipment. The exercise by Company of the option hereunder shall be deemed a termination of this Agreement under Section 14.2.

3.7    Application  to  Company  and Third Party Websites.  For the avoidance of
       --------------------------------------------------
doubt, and without limiting any portion of this Section 3, the licenses granted herein shall apply to each individual website operated by Company or any third party authorized thereby. The Parties acknowledge and agree that the websites operated by Company, or any third party authorized thereby from time to time, shall be as set forth on the attached Exhibit F, which Exhibit may be
                                              ---------
unilaterally  amended  by  Company  in accordance with the provisions of Section
11.1.

4.     OWNERSHIP.

4.1    Technology  Ownership.  As  between the parties, the Technology, Updates,
       ---------------------
New Versions, Modifications and/or Derivative Works to the Technology made by RazorStream and provided to Company by RazorStream under this Agreement, and the RazorStream Brand Features, shall remain the sole and exclusive property of RazorStream, with all right, title and interest therein to be held exclusively by RazorStream, provided, however, that any and all Updates, New Versions, Modifications and/or Derivative Works to the Technology made by RazorStream shall be deemed to be included within the licenses granted to Company under the terms of this Agreement. As between the parties, the Company Software, and any Updates, New Versions, Modifications and/or Derivative Works thereto, and any Modifications and/or Derivative Works to the Technology, made by or on behalf of Company, shall remain the sole and exclusive property of Company, with all right, title and interest therein to be held exclusively by Company. Additionally, RazorStream acknowledges that as between the Parties, Company owns all right, title and interest, including all Intellectual Property Rights, in and to all content, information and/or data processed by or transmitted via the Technology and Hosting Services, including all User Information.

4.2    License  Restrictions.  Except  as  otherwise  provided  herein,  this
       ---------------------
Agreement does not grant to Company any rights of ownership to the Technology. Except as otherwise provided herein, Company may not modify, decompile, disassemble, reverse engineer or otherwise attempt to discover the Source Code of the Technology or create derivative works based thereon, and Company shall not remove any proprietary notices, labels, or marks on any component of the Technology.

5.     CONFIDENTIALITY.

5.1    Confidential  Information.  During  the  term  of  this Agreement, either
       -------------------------
party may come into possession of the other party's Confidential Information. For the purposes of this Agreement, "CONFIDENTIAL INFORMATION" means any information that a party designates as confidential or which the receiving party knows or has reason to know is confidential. Without limiting the foregoing, Confidential Information includes financial, business and technical plans and strategies, pricing information, customer lists, inventions, new products, services or technology. Confidential Information does not include information which is: (a) already known by the receiving party at time of disclosure; (b) or becomes, through no act or fault of the receiving party, publicly known; (c) received by the receiving party from a third party without a restriction on disclosure or use; or (d) independently developed by the receiving party without reference to the disclosing party's Confidential Information. The receiving party may disclose Confidential Information to the extent required to be disclosed by a court or governmental agency pursuant to a statute, regulation or valid order; provided that the receiving party first notifies the disclosing party and gives it the opportunity to seek a protective order or to contest such required disclosure.

5.2    Restrictions.  Each  party  will hold the disclosing party's Confidential
       ------------
Information in confidence and will not use such information except as permitted under this Agreement. Each party will use the same precautions to prevent disclosure to third parties of such information as it uses with its own confidential information, but in no case less than reasonable efforts.

5.3    Additional Obligations.  Each party agrees (a) not to alter or remove any
       ----------------------
identification of any copyright, trademark or other proprietary rights notice which indicates the ownership of any part of the Confidential Information, and
(b) to notify the other party of the circumstances surrounding any possession, use or knowledge of the Confidential Information by any person or entity other than those authorized by this Agreement.

5.4    Privacy  Compliance.  Notwithstanding  anything  herein  to the contrary,
       -------------------
RazorStream shall not collect, use or disclose any User Information that would violate any applicable privacy or other laws, rules, regulations, generally accepted industry standards or the terms of this Agreement.

6.     PROFESSIONAL SERVICES.

6.1    SOW;  Deliverables.  RazorStream  will  perform  professional  services
       ------------------
("Professional  Services")  for Company, initially as part of the Implementation
  ----------------------
Services, as defined below, and as Company and RazorStream may agree from time to time. For each project undertaken by RazorStream under this Agreement outside of the initial Implementation Services, RazorStream and Company will enter into a written Statement of Work ("SOW") pursuant to this Agreement,
                                               ---
substantially  in  the form of the attached Exhibit B.  Each SOW shall include a
                                            ---------
description of the Professional Services to be performed, the work product to be produced by RazorStream (the "Deliverables"), the terms of ownership of the
                                  ------------
Deliverables (including ownership of any Intellectual Property Rights therein), any requirements and specifications for the project or the Deliverables, any compensation to be paid to RazorStream for the Professional Services and any pre-approved reimbursable expenses to be charged to Company, and the project schedule for performance of the Professional Services and delivery of the Deliverables. RazorStream shall complete the Professional Services described in each SOW in accordance with the project schedule and/or milestones, as applicable, set forth in the SOW or any project plan drafted pursuant to such SOW that has been approved by Company. The pricing for the Professional Services described in any SOW may be either a fixed amount or may be charged on a time and materials basis, as the Parties may agree in the applicable SOW. Where a SOW provides that RazorStream will perform the Professional Services described such SOW on a time and materials basis, RazorStream shall set forth an estimate of the total charges for completion of such Professional Services and such estimate shall not be exceeded without Company's prior written consent. Unless otherwise agreed in any SOW, any Deliverables created under this Agreement shall automatically be included within the definition of "Technology" under this Agreement.

6.2    Change  Orders.  Company  may  require reasonable changes in the scope of
       --------------
the Professional Services described in any SOW that RazorStream shall perform upon receiving notice thereof from Company. Notwithstanding the foregoing, if the change in the scope of the Professional Services under an SOW requested by Company materially increases the amount of time to be spent by RazorStream in providing the Professional Services as so modified, then Company and RazorStream shall agree in writing to a change order with respect to such SOW ("Change
                                                                          ------
Order")  setting  forth a description of the additional Professional Services to
-----
be provided by RazorStream and the additional compensation, if any, for such additional Professional Services. RazorStream shall not be obligated to perform such additional Professional Services if Company and RazorStream cannot agree in writing on the pricing for such additional Professional Services. Notwithstanding any other provision of this Agreement, Company shall have no obligation to pay any charges for any Professional Services rendered pursuant to this Agreement that exceed the fixed price, or the estimate of all total time and materials charges, set forth in any SOW, unless such additional charges have been approved in writing by Company in advance. This Agreement and any SOW or Change Order shall be construed as consistent with one another whenever possible; provided, however, that notwithstanding anything herein to the contrary, in the event of any conflict between any of the terms and conditions of this Agreement, on the one hand, and any SOW or Change Order, on the other hand, this Agreement shall prevail.

6.3    Implementation  Services.  Notwithstanding  the  foregoing, in connection
       ------------------------
with the roll-out of the Technology for use in a production environment by, and with respect to the roll-out of each individual website operated by, Company or any third party authorized by Company, RazorStream shall provide, pursuant to the fees set forth in Exhibit D, all (a) account set-up, engineering and
                           ----------
implementation hardware, equipment and services reasonably necessary with respect to the installation, testing and proper configuration of the Technology and Hosting Services to ensure that the Technology and Hosting Services function substantially in accordance with the Specifications and otherwise meet Company's requirements in all respects, and (b) such training services as Company may reasonably request (collectively, the "Implementation Services"). Prior to
                                           ------------------------
commencing any Professional Services other than the Implementation Services, it shall be RazorStream's responsibility to obtain a separate SOW with Company that shall govern RazorStream's performance of such Professional Services and any compensation owed to RazorStream there for. RazorStream shall not be entitled to any compensation for (i) the Implementation Services, or (i) any Professional Services rendered by RazorStream for Company unless Company has agreed in a separate SOW to such charges.

7.     MAINTENANCE AND SUPPORT.

During the Term, and at all times thereafter to the extent Company continues to use the Technology, RazorStream shall provide to Company the maintenance and support services ("Support Services") for the Technology in accordance with the
                    ----------------
terms  and  conditions  set  forth  on  Exhibit  C  hereto.
                                        ----------

8.     REDUNDANCY; BACK-UP; THIRD PARTY SERVICE PROVIDERS.

8.1    Redundancy;  Disaster  Recovery.  At  all  times  during the Term of this
       -------------------------------
Agreement, RazorStream shall maintain complete back-up facilities at a remote location so as to ensure availability of the Technology and Hosting Services in the event that the Technology or Hosting Services experience technical difficulties or other problems whether within or beyond RazorStream's reasonable control.

8.2    Bandwidth.  During the Term, the Bandwidth representing the connection of
       ---------
the Technology/Hosting Services to the Internet shall only operate at capacity for periods of time that are commercially reasonable (as determined by applicable industry standards and practices in effect from time to time). In the event that (a) the Technology/Hosting Services connection exceeds Bandwidth capacity beyond periods of time that are commercially reasonable in any given calendar month, and (b) Company reasonably anticipates that the Technology/Hosting Services connection will continue to exceed Bandwidth capacity, RazorStream shall provide additional bandwidth as requested by Company within thirty (30) days, provided that such increases in Bandwidth are reasonable and a commensurate increase in compensation is mutually agreed between RazorStream and Company.

Initial Bandwidth will be set at a guaranteed 100Mbps (megabits per second), burstable to 1 Gbps (gigabit per second). This given resource level, independent of other factors, can support an approximate sustained 800 simultaneous 128Kb video connections. Burst allowance can support an approximate 7,500 simultaneous 128Kb video connections.

Bandwidth utilization samples are taken for each 5 minute interval throughout the month. The 95th percentile of the sample data will be used as the basis for all usage charges. The Customer shall be billed the higher of (i) the Minimum Ethernet MRC (in the event Customer's 95th percentile usage is equal to or less than the applicable Minimum Usage) or (ii) an MRC equal to the Minimum Ethernet MRC plus an amount equal to the product of the 95th percentile usage in excess of the applicable Minimum Usage for such month multiplied by the applicable Unit MRC.

8.3    Back-Up  of  Transaction Logs.  RazorStream shall make a complete back-up
       -----------------------------
of the Transaction logs on a daily basis during the Term. On the first day of every month during the Term, or at more frequent intervals as reasonably requested by Company, RazorStream shall deliver to Company a complete electronic copy of the Transaction logs for the previous month.

8.4    Notice of Third Party Service Provider.  RazorStream may change its Third
       --------------------------------------
Party Service Provider as long as notice of such change is provided to Company within 30 days of such change.

9.     SECURITY.

9.1    Security.  RazorStream  shall use SSL encryption or other such technology
       --------
consistent with applicable industry standards and practices as in effect from time to time to ensure that the Technology is configured so as to (a) permit only Licensed Entities' use of the Technology for purposes of conducting Transactions, and (b) prohibit any non-Licensed Entities' use of the Technology and/or unauthorized use of Company's ARC merchant account numbers. Further, RazorStream acknowledges that the User Information is specific to Company and Users and that it is not to be made available to the public at large. RazorStream shall take all reasonably necessary precautions to ensure that User Information is made available only to Company and to Users to whom User Information relates.

9.2    Incident Response Protocol.  RazorStream will promptly remedy and respond
       --------------------------
to, and notify Company of, any intrusion or attempted intrusion by unauthorized persons to the Transaction logs and/or User Information.

10.     RESERVED.

11.     RAZORSTREAM FEES AND PAYMENT.

11.1   Fees.  In  consideration for the Hosting Services provided by RazorStream
       ----
with respect to the Technology and the Support Services provided by RazorStream, Company shall pay RazorStream, for each individual website operated by Company or any third party authorized thereby, the fees and other amounts described in Exhibit D to this Agreement ("Fees"). Except as otherwise approved by Company
----------                      ----
in writing in advance, the Fees are the only amount for which RazorStream may invoice Company with respect to the provision, installation and implementation (including, but not limited to, configuration and integration) of the Technology and Hosting Services and the use or operation thereof by Company. For the avoidance of doubt, the Fees set forth in Exhibit D shall apply independently to
                                          ---------
each individual website operated by Company or any third party authorized thereby, and no Fees charged with respect to any individual website, and no Subscriber Accounts applied with respect to any individual website, shall be aggregated with any Fees or Subscriber Accounts, respectively, applied to any other website. In connection with each individual website to be operated by Company, or any third party authorized thereby, Company will provide five (5) business days notice thereof to RazorStream (whereby, for purposes hereof, electronic notice will suffice), which notice will identify the individual website (and corresponding URL), will identify the services required by RazorStream, and will attach an amendment to Exhibit F which amendment will set
                                              ---------
forth an aggregate list of websites operated by the Company and any applicable third party as of the date of such notice. In connection with each individual website to be operated by Company, or any third party authorized thereby, (i) RazorStream shall provide the Hosting Services, Support Services, Implementation Services, Professional Services and any other services required hereby with respect to each such website, in each case subject to the terms and conditions hereof, and (ii) RazorStream shall be entitled to be paid the Fees as set forth in Exhibit D.
    ----------

11.2   SOW Invoices.  For all Professional Services performed by RazorStream for
       ------------
Company  pursuant  to a SOW, Company shall be invoiced as described in such SOW.

11.3   Expenses.  With  the  exception  of  travel  and  related  expenses  in
       --------
connection with Professional Services rendered by RazorStream for Company which are specified in a SOW, RazorStream shall be solely responsible for payment of all expenses arising from its performance of this Agreement, including expenses for facilities, computer equipment, software, Internet and/or telecommunications charges in connection with the Hosting Services.

11.4   Payment  Terms.  Except  as  otherwise  explicitly  provided  in  this
       --------------
Agreement, all amounts (other than any amounts disputed by Company in good faith) owed by Company to RazorStream hereunder shall be due and payable no later than thirty (30) days after Company's receipt of RazorStream's invoice there for.

11.5   Taxes.  RazorStream  will  add  to any Fees payable by Company, an amount
       -----
equal to any applicable taxes, local, state or federal, however designated, that must be validly levied or based upon this Agreement or upon the material, software and services furnished hereunder, excluding, however, ad valorem, personal property taxes, state and local privilege and excise taxes based on gross revenue, taxes based on or measured by RazorStream's net income, and any taxes or amounts in lieu thereof paid or payable by RazorStream in respect of the foregoing excluded items. Taxes payable by Company will be billed as separate items on RazorStream's invoices.

12.     RECORDS; AUDITS.

12.1   Maintenance  of Company Records.  During the Term and for a period of two
       -------------------------------
(2) years thereafter, Company shall maintain complete and accurate Accounting Records and with regard to its payment of amounts to RazorStream hereunder. Company shall maintain all Accounting Records in accordance with generally accepted accounting principles, consistently applied.

12.2   Maintenance  of RazorStream Records.  During the Term and for a period of
       -----------------------------------
two (2) years thereafter, RazorStream shall maintain complete and accurate Accounting Records and Operations Records with regard to the services provided to Company under this Agreement. RazorStream shall maintain all Accounting Records in accordance with generally accepted accounting principles, consistently applied.

12.3   Inspection  of  Company  Accounting  Records.  Upon  reasonable notice to
       --------------------------------------------
Company, and during regular Company business hours, RazorStream shall have the right to review the Company Accounting Records to confirm accurate payment of the amounts owed by Company to RazorStream. Such reviews may take place periodically, but shall not occur more than once each fiscal year.

12.4   Compliance  Audit.  During  the  Term  of  this Agreement and for two (2)
       -----------------
years thereafter, Company shall have the right to audit or cause to be audited the Operations Records in order to verify RazorStream's compliance with its obligations under this Agreement, including but not limited to all those relating to the security and privacy of User Information. Any such audit shall be conducted at Company's expense by Company's internal auditor or an independent auditor selected by Company and shall be done if feasible during RazorStream's regular business hours in such a manner as not to interfere with RazorStream's normal business activities.

12.5   Financial  Audit of RazorStream.  During the Term and for a period of two
       -------------------------------
(2) years thereafter, Company shall have the right to audit or cause to be audited the Accounting Records in order to verify the accuracy of the Expenses charged by RazorStream to Company. Any such audit shall be conducted at the expense of Company; provided that, in the event that such audit reveals that RazorStream has overcharged Company by five percent (5%) or more, RazorStream shall reimburse Company for the costs of the audit. RazorStream promptly shall reimburse Company for any overcharge of Expenses. To the extent feasible, any such audit shall be conducted during RazorStream's regular business hours in such a manner as not to interfere with RazorStream's normal business activities.

12.6   Cooperation  of  RazorStream.  RazorStream  shall  cooperate  fully  with
       ----------------------------
Company and any independent third party mutually agreed upon by Company and RazorStream in connection with any such audit and shall assist Company and any such independent third party, as reasonably requested by Company or such independent third party.

12.7   Transaction  Log Reports.  On at least a monthly basis during the Term of
       ------------------------
this Agreement, RazorStream shall provide to Company summaries and analyses of Transaction logs and related files.

12.8   Incident  Response  Reports.  In  accordance  with  the Incident Response
       ---------------------------
Protocol, RazorStream immediately will provide Company written information in reasonable detail of any breach or attempted breach of the security of the User Information or Transaction logs.

12.9   No  Limitation  of  Remedies.  The remedies set forth in this Article are
       ----------------------------
cumulative and in no way limit or waive any other remedies available to Company.

13.     TERM.

Unless sooner terminated pursuant to the provisions of Section 3.6 (Option to Host Technology) above or Article 14 (Termination) below, the term of this Agreement shall commence as of the Effective Date and shall continue through January 15, 2008 (the "Initial Term"). Unless terminated earlier, the Agreement shall automatically continue following the Initial Term, until either Party provides the other sixty (60) days written notice of termination for any reason (the "Extended Term" and, with the Initial Term, the "Term").

14.    TERMINATION.

14.1   Termination  for Default.  Either Party shall have the right to terminate
       ------------------------
this Agreement upon written notice to the other Party following the occurrence of any of the following (each, an "Event of Default"): (a) in the event of a
                                       ----------------
breach by either Party of any material term or provision herein which is not cured within thirty (30) days after the non-breaching Party gives written notice to the breaching Party describing the breach; or (b) in the event that the other Party voluntarily files any bankruptcy petition, or becomes the subject of any involuntary bankruptcy proceeding that is not dismissed within sixty (60) days, becomes insolvent, makes an assignment for the benefit of creditors, or a receiver, liquidator or trustee is appointed for its affairs.

14.2   Termination  by  Company.  In addition to any termination right otherwise
       ------------------------
provided hereunder (including under Section 3.6), Company shall have the right to terminate this Agreement as follows: (a) immediately, if RazorStream repeatedly breaches any of its obligations under this Agreement (i.e., three (3) or more times within a six (6) month period), even though RazorStream remedies each such breach within the applicable time period specified above; or (b) immediately, in the event of a breach by RazorStream of the Support Services, as identified and set forth in Article 7 and Exhibit C hereof, that is not cured
                                             ---------
within thirty (30) days after Company gives written notice to RazorStream describing the breach.

14.3   Effect  of  Termination.  Except  as provided in Section 3.5 (Source Code
       -----------------------
Escrow)  above,  and  except  for  the  perpetual  licenses  granted  to Company hereunder, and except as otherwise provided herein, upon expiration or termination of this Agreement: (a) all rights and licenses granted hereunder will automatically cease; (b) any undisputed amounts due hereunder but not yet paid  shall  become  due  and
payable; (c) RazorStream will return to Company all copies of Transaction logs, all related data and any other materials provided to RazorStream by Company (or at the election of Company, destroy such copies and cause an executive officer of RazorStream to certify the same to Company); (d) RazorStream will continue to provide the support and maintenance services set forth in Exhibit C; and (e)
                                                              ---------
except as otherwise necessary for completion of the access rights upon termination set forth in this Section 14.3, all Confidential Information shall be returned or destroyed pursuant to the provisions of Section 5. For the avoidance of doubt, upon the expiration or termination of this Agreement for any reason, provided that RazorStream continues to provide the support and maintenance services set forth in Exhibit C, Company shall continue to make the
                                   ---------
maintenance  payments set forth on Exhibit D hereto with respect to such support
                                   ---------
and maintenance services, in each case, for each individual website operated by Company or a third party authorized thereby.

14.4   No  Prejudice.  Termination of this Agreement shall not affect any of the
       -------------
rights and obligations of the Parties that have accrued prior to such termination.

15.     RELATIONSHIP OF THE PARTIES; INDEPENDENT CONTRACTOR.

It is expressly understood and agreed that each Party is acting independently and neither Party is deemed to be an agent, partner, or joint venturer with the other Party for any purpose, nor are the employees, agents or subcontractors of one Party deemed to be employees, agents or subcontractors of the other. One Party has no authority to assume or create any obligation for or on behalf of the other Party, express or implied, with respect to this Agreement or otherwise. Each Party is wholly independent and shall exercise full control over performance of its obligations under this Agreement and over its employees, agents and subcontractors and each Party is wholly responsible for withholding and payment of all income and other payroll taxes with respect to itself and its employees, as required by law.

16.     REPRESENTATIONS AND WARRANTIES.

16.1   General  Representations  and  Warranties.  Each  Party  represents  and
       -----------------------------------------
warrants that: (a) it is a corporation or a limited liability company, as applicable, duly incorporated, validly existing and in good standing; (b) it has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder; (c) it is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it except when the failure to be so licensed, authorized or qualified would not have a material adverse effect on its ability to fulfill its obligations hereunder; and
(d) it is not a party to any agreement with a third party, the performance of which is reasonably likely to affect adversely its ability or the ability of the other Party to perform fully its respective obligations hereunder.

16.2   Additional  RazorStream  Representations  and  Warranties.  RazorStream
       ---------------------------------------------------------
further represents and warrants to Company that it owns the Technology and Documentation and that the Technology and Documentation do not, to the best of its knowledge, infringe the rights of any third party, including, but not limited to any third party's Intellectual Property Rights.

16.3   Disclaimer.  EXCEPT  AS  PROVIDED  IN  SECTIONS  16.1  AND  16.2  ABOVE,
       ----------
RAZORSTREAM PROVIDES THE TECHNOLOGY "AS IS," WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED. RAZORSTREAM SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY WARRANTIES ARISING BY AFFIRMATION, PROMISE, DESCRIPTION OR SAMPLE. RAZORSTREAM SHALL NOT BE OBLIGATED TO PROVIDE ANY UPDATES, ENHANCEMENTS OR EXTENSIONS UNLESS SPECIFICALLY SET FORTH IN THIS

AGREEMENT.   RAZORSTREAM NEITHER ASSUMES NOR AUTHORIZES ANY PERSON TO ASSUME FOR
IT  ANY  OTHER  LIABILITY.

17.     LIMITATION OF LIABILITY.

17.1   Disclaimer  of  Consequential Damages.  EXCEPT AS PROVIDE IN SECTION 17.2
       -------------------------------------
(EXCEPTIONS TO LIMITATION OF LIABILITY) BELOW, IN NO EVENT SHALL (A) COMPANY OR ITS RELATED PARTIES, ON THE ONE HAND, OR RAZORSTREAM OR ITS RELATED PARTIES, ON THE OTHER HAND, BE LIABLE TO THE OTHER PARTY, IN CONTRACT OR IN TORT, OR UNDER ANY OTHER LEGAL THEORY (INCLUDING STRICT LIABILITY), FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR SIMILAR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH CLAIM, OR (B) EITHER COMPANY OR ITS RELATED PARTIES, ON THE ONE HAND, OR RAZORSTREAM OR ITS RELATED PARTIES, ON THE OTHER HAND, BE LIABLE TO THE OTHER PARTY FOR AN AMOUNT GREATER THAN THE AGGREGATE AMOUNT OF FEES PAYABLE TO RAZORSTREAM UNDER THIS AGREEMENT.

17.2   Exceptions to Limitations of Liability.  NOTHING IN SECTION 17.1(B) SHALL
       --------------------------------------
LIMIT (A) RAZORSTREAM'S INDEMNIFICATION OBLIGATIONS AS SET FORTH IN ARTICLE 18 (INDEMNIFICATION), OR (B) EITHER PARTY'S LIABILITY FOR A MATERIAL BREACH OF ANY PROVISIONS OF THIS AGREEMENT RELATING TO DISCLOSURE OR MISUSE OF CONFIDENTIAL INFORMATION, OR (C) DAMAGES RESULTING FROM A PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

18.     INDEMNIFICATION.

RazorStream shall defend, indemnify and hold harmless Company and its Related Parties (collectively, the "Indemnified Parties") from and against any and all
                              -------------------
Liabilities relating to any Claim against the Indemnified Parties arising out of, in connection with, or based on (a) an allegation that the Technology (including any Source Code thereof), Third Party Software, Hosting Service or any Deliverable (collectively, "RazorStream Product(s)"), or the use thereof in
                                 ----------------------
accordance with this Agreement, infringes any Intellectual Property Rights of any third party, (b) a breach of any representation, warranty, covenant, or other term or condition of this Agreement by RazorStream, (c) the conduct of RazorStream's business, or (d) the negligent acts or omissions, or intentional misconduct of RazorStream or its Related Parties related to this Agreement; provided however that (i) Company shall provide RazorStream with prompt notice of the Claim giving rise to such obligation (but failure by Company to provide prompt notice of a Claim shall not relieve RazorStream of its obligations under this Section, except to the extent that RazorStream is materially prejudiced by such failure); (ii) RazorStream shall have control of the defense and of all negotiations for settlement of such Claim (provided that RazorStream shall not enter into a settlement or compromise of any such Claim that would adversely affect any Indemnified Parties' rights hereunder or that would impose an unindemnified monetary obligation on any of the Indemnified Parties, or require an admission of fault, wrongdoing, or liability by any of the Indemnified Parties, without Company's prior written consent); (iii) Company shall cooperate with RazorStream in the defense or settlement of any such Claim, and RazorStream shall reimburse Company for the reasonable costs associated with such cooperation, and (iv) with respect to subsection (a) hereof only, Company shall not have (1) made any unauthorized changes or modifications to the RazorStream Product (unless the modification constitutes normal installation, use, repair, replacement, or addition of RazorStream-provided items for the RazorStream Product), (2) used the RazorStream Product in combination with other items not provided by RazorStream (unless RazorStream specifically recommended or approved them all as a combination, the combination is with an item in the hardware or software operating environment for the RazorStream Product or is reasonably contemplated by the Specifications, or the specific combination would be necessary for use in the normal course of events in connection with such RazorStream Product), or (3) modified the Source Code of the Technology where such modification (rather than the base Source Code) was the sole, direct, and proximate cause of the infringement. In the event of such infringement, in addition to RazorStream's indemnity obligations above, RazorStream may replace, in whole or in part, the RazorStream Product with a substantially compatible and functionally equivalent product or service or modify the RazorStream Product to avoid the infringement (provided, however, that in each case such RazorStream Product must continue to comply with the Specifications without any material decrease in performance), obtain for Company the right to continue using the RazorStream Products, or, if such remedies are not reasonably available, RazorStream will return all amounts paid by Company with respect to such RazorStream Products, including without limitation amounts paid with respect to Support Services or other services relating to such RazorStream Products, and accept its/their return. RazorStream shall promptly reimburse the Indemnified Parties for any Liabilities incurred in connection with any such Claim. The Indemnified Parties may have their own counsel participate in the defense of any such Claim, provided that the costs of such counsel shall be borne by the Indemnified Parties.

19.     NOTICE.

All notices under this Agreement shall be delivered by (a) depositing the notice in the mail, using registered mail, return receipt requested, addressed to the address below or to any other address as the Party may designate by providing notice, (b) facsimile by using the telephone number set forth below or any other telephone number as the Party may designate by providing notice, (c) overnight delivery service addressed to the address below or to any other address as the Party may designate by providing notice, or (d) hand delivery to the individual designated below or to any other individual as the Party may designate by providing notice. The notice shall be deemed received (i) if by registered mail, four (4) days after the notice's deposit in the mail, (ii) if by facsimile, on the date the notice is delivered with electronic confirmation of receipt, (iii) if by overnight delivery service, one business day after deposit with the overnight courier, and (iv) if by hand delivery, on the date of hand delivery.


         Notices to RazorStream:       Notices to Company:
         RazorStream, LLC              VMdirect, L.L.C.
         3035 East Patrick Lane        3035 East Patrick Lane
         Las Vegas, Nevada 89120       Las Vegas, Nevada 89120
         Attn: President               Attn: Manager
         Facsimile:                    Facsimile:

20.     GOVERNING LAW; DISPUTE RESOLUTION.

This Agreement shall be governed by and construed under the laws of the State of Nevada, notwithstanding its conflicts of law principles. The Parties agree that exclusive venue for any dispute arising under or in connection with this Agreement shall be in the state courts of Nevada or federal district courts of the United States located in Las Vegas, Nevada. Each Party irrevocably consents to the exclusive personal jurisdiction of such courts. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING UNDER OR IN RELATION TO THIS AGREEMENT.

21.    GENERAL.

21.1   Amendment and Restatement of Original Agreement.  The parties acknowledge
       -----------------------------------------------
and agree that, as of the Effective Date, the Original Agreement shall be amended and restated in its entirety on the terms set forth herein.

21.2   Entire  Agreement.  This  Agreement  sets  forth the entire agreement and
       -----------------
understanding of the Parties relating to the subject matter herein and merges and supersedes all prior agreements, writings, commitments, discussions and terms. Failure by either Party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. No delay or omission by either Party to exercise any right or power will impair any such right or power or be construed to be a waiver thereof.

21.3   Force  Majeure.  Subject  to  RazorStream's  obligations under Article 9,
       --------------
neither Party is responsible for delays or failures in performance resulting from acts of God, strikes, lockouts, riots, acts of war and terrorism, embargoes, unanticipated changes in governmental regulations, epidemics, fire, communication line failures, power failures, earthquakes, other disasters or any other reason where failure to perform is beyond the control of, and not caused by, the non-performing Party or its vendors or suppliers (each, an event of "Force Majeure"). If a claim by a Party for release of its obligations under
 --------------
this Section exceeds thirty (30) days, then the other Party has the right to terminate this Agreement. Neither Party is entitled to relief under this Section to the extent that any event otherwise constituting an event of Force
Majeure results from the negligence or fault of the applicable Party or its vendors, service providers or suppliers.

21.4   No  Construction  Against  Drafter.  This  Agreement  shall  be construed
       ----------------------------------
within its fair meaning and no inference shall be drawn against the drafting Party in interpreting this Agreement.

21.5   Amendment; Waiver.  This Agreement may not be modified or amended, except
       -----------------
by written instrument executed by an authorized representative of both Parties. No change, waiver, or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party against which such change, waiver, or discharge is sought to be enforced.

21.6   Assignment.  This  Agreement  may not be assigned (including by operation
       ----------
of law or change of control) by either Party without the prior written consent of the other, except that either Party shall have the right to assign this Agreement without prior written consent to (a) a then-current Affiliate of such Party, or (b) any successor entity in the event of such Party's transfer of all or substantially all of its assets, merger, spin-off, consolidation, reorganization or other business combination. Any attempted assignment in violation of this Section shall be void. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their permitted successors and assigns.

21.7   Subcontracting.  RazorStream shall not be permitted to subcontract any or
       --------------
all of its obligations under this Agreement to any third party without the prior written consent of Company. Notwithstanding the foregoing sentence, RazorStream shall be permitted to subcontract, without prior written consent, any services related to hosting or third party Internet service providers, so long as notice is provided as required by Section 8.4. Notwithstanding any permitted delegation or subcontracting any of its obligations under this Agreement, RazorStream shall be responsible for fulfilling all of its responsibilities under the Agreement and ensuring that all of Company's requirements as defined under this Agreement are met.

21.8   Severability.  If any provision of the Agreement shall be held by a court
       ------------
competent jurisdiction to be illegal, invalid or unenforceable, the Parties hereby authorize the court to modify such provision to the minimum extent necessary to effectuate the Parties' intentions and the remaining provisions shall remain in full force and effect.

21.9   Survival.  Any  provision  of  this  Agreement  which  may reasonably and
       --------
customarily be interpreted or construed as surviving the termination of the Agreement, shall survive such termination of this Agreement for any reason, including Articles/Sections 1, 2, 3.1 (to the extent of 3.1.1, 3.1.2, 3.1.5, ..3.1.6, and 3.1.7), 3.5, 4, 5, 7, 10, 12, 14, 16, 17, 18, 19, 20 and 21, and
Sections 3.1.3, 3.1.4, and 3.1.8 for the term of any licenses/sublicenses granted by Company there under and any and all renewal terms.

21.10  Cumulative  Remedies.  Except  as  expressly  provided  otherwise in this
       --------------------
Agreement, in addition to any remedies provided in this Agreement, the Parties shall have all remedies provided at law or in equity. The rights and remedies provided in this Agreement or otherwise under law shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy, except as expressly provided otherwise in this Agreement.

21.11  Publicity.  Neither  Party  shall  issue  any  press  release  or  public
       ---------
announcement or make any public disclosure (including promotional or marketing material) regarding the existence or terms and conditions of this Agreement, without the prior written consent of the other Party; provided that the foregoing will not prohibit any disclosure to the extent required by applicable securities laws or the rules of any stock exchange where a Party's securities are traded.

21.12  Time of Essence.  Time of performance is of the essence in this Agreement
       ---------------
and  a  substantial  and  material  term  hereof.

21.13  Counterparts.  A  copy  of  the  signed  original  of  this  Agreement
       ------------
transmitted by facsimile machine will be binding on both Parties and have the same force and effect as the signed original, and such documents may be executed in any number of counterparts, each of which shall be considered an original.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AGREED:

Agreed to and executed by its            Agreed to and executed by its
authorized representative:               authorized representative:

RAZORSTREAM, LLC                         VMDIRECT, L.L.C.

By:                                      By:
   ----------------------------------       ------------------------------------

Print Name:                              Print Name:
           --------------------------               ----------------------------

Title:                                   Title:
      -------------------------------          ---------------------------------

                                    EXHIBIT A
                                    ---------
                                       TO
                     LICENSE, HOSTING AND SERVICES AGREEMENT

                      TECHNOLOGY DESCRIPTION; DOCUMENTATION

TECHNOLOGY
----------

The Technology known as EVE (Extensible Video Engine), (i) used for, among other matters, video-based Internet communication products and/or services, including, without limitation, video e-mail, video instant messaging, live or pre-recorded webcasting, digital vault storage and/or podcasting, including, without limitation, for purposes of Internet-based social networking applications or websites, and/or commercial products or applications, and transcoding, and (ii) consisting of the modules, functionality, capabilities, specifications and documentation all as more fully described in electronic format at the URL: http://www.vidrock.com, as such URL is updated from time to time.
----------------------

TRADEMARKS
----------

See Schedule I to this Exhibit A.

                                    EXHIBIT B
                                    ---------
                                       TO
                     LICENSE, HOSTING AND SERVICES AGREEMENT

                                STATEMENT OF WORK

This Statement of Work ("SOW") No. ___ is entered into between VMdirect, L.L.C. ("COMPANY") and RazorStream, LLC ("RAZORSTREAM") as further identified below as of the date of the later signature below. This SOW shall be governed by the terms and conditions of the License, Hosting and Services Agreement entered into by the parties on _________, 200_ (the "AGREEMENT"). Capitalized terms not defined herein shall have the same meanings set forth in the Agreement.

1.   Contact Information:

--------------------------------------------------------------------------------
                                  "Company"                "RazorStream"
------------------------  -------------------------  ---------------------------
Contact Name:
------------------------  -------------------------  ---------------------------
Address:
------------------------  -------------------------  ---------------------------
Telephone No.:
------------------------  -------------------------  ---------------------------
Email Address:
--------------------------------------------------------------------------------

2. Term: The Professional Services to be rendered under this SOW shall commence on _________________ and shall be completed no later than
     _________________________.

3.   Location of performance of the Professional Services:

4.   Detailed description of the Professional Services:

5.   Deliverables to be provided:

6.   Project/Deliverables delivery schedule:

7. Payment Terms: The following payment terms apply to this SOW (check those that are applicable and list the rates and charges):

     a.   Hourly bill rate (Time and Materials): ______ Hourly Bill Rate: ______

     b.   Fixed Price: ______ Total Project Cost: ______

     c. Completion of Professional Services by milestones: ______ List all milestones and the cost for each milestone:

     d.   Other: _____ Describe:

Total  amount payable for all Professional Services/Deliverables under this SOW:
$

7.   Additional Terms and Conditions:

     a.   Service  level  agreements:

     b.   Reporting  requirements:

IN WITNESS WHEREOF, the Parties have duly executed this SOW as of the date of the later signature below.

RAZORSTREAM, LLC                         VMDIRECT, L.L.C.

By:                                      By:
   ----------------------------------       ------------------------------------
Print Name:                              Print Name:
           --------------------------               ----------------------------
Title:                                   Title:
      -------------------------------          ---------------------------------
Date:                                    Date:
      -------------------------------          ---------------------------------

                                    EXHIBIT C
                                    ---------
                                       TO
                     LICENSE, HOSTING AND SERVICES AGREEMENT

                                SUPPORT SERVICES

1.     STANDARD SUPPORT SERVICES.

During the Term, RazorStream will provide Company the following Support Services for the Technology:

1.1 Corrections of all defects so that the Technology and Hosting Services will operate as described in the Specifications.

1.2 Periodic updates of the Technology, and all enhancements to the Technology (whether major or minor) developed by RazorStream from time to time. RazorStream shall develop enhancements to the Technology as necessary in order to keep current with the latest technical requirements applicable to the Technology or as directed by Company from time to time.

1.3    Company  is  responsible for Tier I support. A telephone help desk ("Help
                                                                            ----
Desk")  shall answer Company's Tier II calls twenty-four (24) hours a day, seven
----
(7) days a week, three hundred sixty-five days a year, and shall be fully staffed between the hours of 8:00 a.m. and 8:00 p.m., Mountain Standard Time, Monday through Friday, excluding federal and state holidays observed by RazorStream ("Normal Business Hours"), to assist Company in using the Technology
              ---------------------
and to troubleshoot and resolve any (i) failure of the Technology and/or Hosting Services to operate in accordance with its Specifications, and/or (ii) failure or material delay in sending or receiving video e-mail and streaming services or related data in connection with the Technology or Hosting Services (each, a "Problem"). Outside of Normal Business Hours, RazorStream shall have qualified
 -------
personnel available by beeper or cell phone to respond to Severity 1 and Severity 2 Problems (as defined below). The Help Desk shall be staffed by RazorStream with experienced personnel with technical qualifications and specialized knowledge in the Technology and Hosting Services who are capable of responding appropriately to Company's inquiries.

2.     SERVICES NOT INCLUDED.

Except as otherwise provided in Section6.3 or elsewhere in the Agreement, Support Services do not include custom programming services or training.

3.     OBLIGATIONS OF COMPANY.

3.1 Company Contact. Upon completion of the implementation of the Technology and Hosting Services, Company shall designate no more than 3 persons who will serve as the contacts with respect to Support Services for Company ("Support
                                                                         -------
Coordinators").  To  the  maximum  extent  practicable, Company's communications
------------
with RazorStream with respect to Support Services will be through the Support Coordinator(s).

3.2 Installation. Subject to Section 9 (Releases) below, Company agrees to authorize installation of all corrections of substantial defects, minor bug fixes and updates, including any enhancements, for the Technology in accordance with the instructions and in order of receipt from RazorStream, except that nothing in this Agreement shall be construed to require Company to accept or install a particular Technology Release where (i) Company reasonably believes that installation of such Technology Release will have a material adverse effect on the functioning or performance of Company's systems or networks or will disrupt the receipt or processing of orders for Company Services by Users; or (ii) such Technology Release does not conform to the Specifications therefor, and, in any such case, notwithstanding any other provision of this Agreement, Company's failure to install such Technology Release shall not reduce or excuse RazorStream's Support Services obligations or permit additional charges for such Support Services.

3.3 Facility and Personnel Access. Upon reasonable prior notice, Company agrees to grant RazorStream access to Company's systems, facilities and/or personnel concerned with the operation of the Technology as reasonably necessary to enable RazorStream to provide the Support Services. Notwithstanding anything herein to the contrary, RazorStream shall not remotely access any software, hardware, computers, system or equipment or facilities of Company without prior authorization from Company; provided, however, that Company shall reasonably cooperate with RazorStream in the diagnosis of any defect. Any such remote access by RazorStream shall at all times be subject to Company's then current IT network access policies. Furthermore, RazorStream shall utilize any such permitted remote access only for purposes of providing Support Services in accordance with this Agreement. Company, in its sole discretion, may limit remote access and may require RazorStream to comply with any security measures implemented by Company with respect to any of Company's systems or networks.

3.4 Error Documentation. Company shall provide RazorStream with such information as may be reasonably requested by RazorStream in order to enable
RazorStream  to  reproduce  the  Problem.

4.     DESIGNATION  OF  SUPPORT  COORDINATORS;  TROUBLE  REPORTS.

Company may change its Support Coordinators from time to time by providing notice to RazorStream. Each Support Coordinator(s) shall use reasonable efforts to supply RazorStream with verifiable and reproducible evidence of Problems accompanied by a "Trouble Report." The "Trouble Report" shall include the
                                              ---------------
following information: (a) Company's assessment of the severity level of the Problem, (b) a reasonably detailed description of the Problem, and (c) instructions on how to reproduce the Problem (if reasonably known), together with any other information reasonably available that helps explain the Problem. The date and time that the Trouble Report is submitted by Company shall be noted by RazorStream's Help Desk.

5.     SUPPORT  SERVICES;  REPORTING  OF  PROBLEMS.

RazorStream shall provide Support Services in order to (a) eliminate the effect on Company of the Problem, and (b) repair or replace the affected Technology or Hosting Services so that the same conform in all material respects to the Documentation, Specifications, and with the requirements of the Agreement, without imposing additional expense or an unreasonable burden upon Company, in compliance herewith. All Problems reported by Company shall be classified in good faith by the Support Coordinator that is reporting the Problem as follows:

     1.     Severity  1  means  that  the  Technology  cannot  be accessed or is
            -----------
     totally unusable and/or that the Problem results in a system or business operation becoming non-operational (going down).

     2.     Severity 2 means that significant functionality of the Technology is
            ----------
     affected and/or that the Problem significantly impacts a production system or business operation, but such Problem does not result in a system or business operation becoming non-operational (going down).

     3.     Severity  3  means  that  minor  functionality  of the Technology is
            -----------
     affected, that the Technology is not operating materially in accordance with the Specifications and/or that the Problem impacts or detracts from the quality or performance of a production system or business operation, but such Problem does not result in a system or business operation becoming non-operational (going down).

     4.     Severity  4 means that there is minimal functionality impact that is
            -----------
     not material to a production system or business operation, and such Problem does not result in a system or business operation becoming non-operational (going down), but the Technology does not operate in accordance with the Specifications.

6.     RESPONSE  TIMES;  RESOLUTION  OF  PROBLEMS.

6.1 Upon receipt of a Trouble Report, RazorStream will respond to the Support Coordinator by telephone or email to acknowledge receipt of the Trouble
Report: (a) within 15 minutes for Severity 1 Problems, (b) within 1 hour for Severity 2 Problems, and (c) within one business day for Severity 3 and Severity 4 Problems. For Severity 1 and Severity 2 Problems, RazorStream shall designate a senior engineer with appropriate experience and background as the emergency representative for Company ("Emergency Representative"). RazorStream shall
                                -------------------------
provide Company with 24 hour per day, seven days per week pager access to the Emergency Representative. After acknowledgment of the Problem, RazorStream and the Support Coordinator may mutually agree to assign a different severity level, but if such agreement cannot be reached after a brief, good faith discussion, then the Support Coordinator's classification of the Problem shall govern. After acknowledgment of the Problem as required hereby, RazorStream shall resolve Problems as follows:

     1.     Severity  1  Problems.  RazorStream  shall  immediately  commence
            ---------------------
     diagnosis of the Problem. RazorStream shall use its best efforts and work diligently 24 hours per day, 7 days per week, to diagnose the Problem and provide a temporary fix or workaround to the Problem as soon as possible, but in no event later than 48 hours after the root cause of the problem has been determined. RazorStream shall provide a permanent correction as part of its next Technology Release which shall be made available within 6 months of the Support Coordinator's report of the Problem. RazorStream shall provide to Company, within 15 days of the release of the temporary fix or workaround, a written plan detailing the proposed final solution for the Problem that shall be incorporated in the next Technology Release of the Technology.

     2.     Severity  2  Problems.  RazorStream  shall  immediately  commence
            ---------------------
     diagnosis of the Problem. RazorStream shall use its best efforts and work diligently 24 hours per day, 7 days per week, to diagnose the Problem and provide a temporary fix or workaround to the Problem as soon as possible and will continue until the problem is resolved. RazorStream shall provide a permanent correction as part of its next Technology Release which shall be made available within 6 months of the Support Coordinator's report of the Problem. RazorStream shall provide to Company, within 15 days of the release of the temporary fix or workaround, a written plan detailing the proposed final solution for the Problem that shall be incorporated in the next Technology Release of the Technology.

     3.     Severity  3 Problems.  RazorStream shall commence a diagnosis of the
            --------------------
     Problem within one business day. RazorStream shall work diligently during Normal Business Hours to diagnose the Problem and provide a temporary fix or workaround to the Problem as soon as possible but in no event later than 10 business days' from RazorStream's receipt of the Trouble Report. RazorStream shall provide a permanent correction as part of its next Technology Release which shall be made available within 6 months of the Support Coordinator's report of the Problem.

     RazorStream shall provide to Company, within 15 days of the release of the temporary fix or workaround, a written plan detailing the proposed final solution for the Problem that shall be incorporated in the next Technology Release of the Technology.

     4.     Severity  4 Problems.  RazorStream shall commence a diagnosis of the
            --------------------
     Problem within 5 business days. RazorStream shall not be required to provide a temporary fix or workaround to the Problem, but shall provide a permanent correction as part of its next Technology Release but in no event later than 6 months' from RazorStream's receipt of the Trouble Report. RazorStream shall provide to Company, within 15 days of RazorStream's receipt of the Trouble Report, a written plan detailing the proposed final solution for the Problem that shall be incorporated in the next Technology Release of the Technology.

     6.2 Communication Regarding Progress. RazorStream shall provide the Company with daily written reports regarding its progress in diagnosing and fixing Severity 1 and Severity 2 Problems, and with monthly written reports regarding its progress in diagnosing and fixing Severity 3 and Severity 4 Problems. Such reports shall be reasonably detailed to inform the Company of the substance and scope of the Problem as well as an estimated time to implement a fix or workaround.

7.     OTHER  PROVIDERS.

RazorStream acknowledges that Company will be installing and using the Technology together with equipment and software provided by other vendors and providers ("Other Providers"). RazorStream diligently shall work with Other
             ----------------
Providers to (a) determine whether the Technology and/or Hosting Services is the cause of a reported Problem, (b) implement a resolution to the extent that such Problem is partially or wholly related to the Technology, and (c) reasonably assist such Other Providers so that they may discharge their warranty and support obligations. If the software or equipment provided by the Other Provider is the sole, direct, and proximate cause of a malfunction or problem, then RazorStream's sole obligation will be to comply with this Section. For purposes of clarity, RazorStream shall continue providing Support Services under this Agreement notwithstanding whether an Other Provider caused such Problem in the Technology, provided that such Problem is reasonably curable.

8.     ADDITIONAL  REMEDIES.

Notwithstanding the foregoing or anything to the contrary in the Agreement, if RazorStream is unable to correct a Problem within five (5) days after the required timeframe therefor, regardless of the level of its effort, then Company shall have the right (without notice of default or further opportunity to cure and in addition to any other available remedy), at its option, to (a) terminate this Agreement and/or (b) withhold any payments due RazorStream.

9.     RELEASES.

During the Term, RazorStream promptly shall notify Company of all Technology Releases developed by or available from or through RazorStream. Such notice shall reasonably detail any Problems that the Technology Release corrects, as well as all new features or functionality contained in the Technology Release. All Technology Releases shall be made available to Company at no additional charge during the Term; provided that Company has paid all undisputed Fees due. RazorStream shall support each Technology Release for a minimum period of six months and shall in any event support the most recent and, for a minimum period of one year, the immediately preceding Technology Release. Company shall have a minimum period of 60 days from receipt of notice a Technology Release with reasonably detailed installation instructions to authorize installation of any Technology Release. Subject to the terms and conditions herein, if Company elects not to authorize installation of a Technology Release within such period, RazorStream shall have no obligation to correct any Problem that the installation of the Technology Release would have corrected, and each such Problem shall be deemed excluded from the Support Services.

Subject to the conditions listed in this paragraph, Company shall authorize installation of all Technology Releases that fix a Severity 1 or Severity 2
Problem. Nothing in this Section shall be construed to require Company to accept or install any particular Technology Release that fails to meet the requirements of the following sentence, in which case RazorStream shall support the current version of the Technology used by Company. RazorStream represents and warrants that all Technology Releases shall (a) be fully compatible with the prior Technology Release, such that any and all software that is interoperable with the prior Technology Release shall be interoperable to the same extent with the then-current Technology Release without Company having to make material expenditures unless agreed upon by the Parties, (b) not cause any diminution in functionality, appearance or performance of the Technology or Hosting Services or non-compliance with material Specifications or the immediately prior Technology Release, and (c) be provided to Company so that Company is not required to pay extra fees for new functionality or features in the Technology Release that it does not desire. RazorStream shall provide Company with any and all changes and additions to, or reissues of, applicable Specifications and Documentation as necessary to keep the Specifications and Documentation current with the latest release of the Technology in use by Company. Upon acceptance of such revised Specifications by Company, they automatically shall be deemed attached to Exhibit A.
              ----------

                                    EXHIBIT D
                                    ---------
                                       TO
                     LICENSE, HOSTING AND SERVICES AGREEMENT

                                      FEES

The following fees and payments shall be fixed and remain in effect during the Term of the Agreement:


     1. IMPLEMENTATION SERVICES FEE. Company shall pay to RazorStream a one-time initial implementation services fee equal to $100,000 (the
"Initial Implementation  Services  Fee"),  which  is  intended  to  cover  the
 -------------------------------------
Implementation Services for the first 20,000 Subscriber Accounts. The Parties acknowledge and agree that the Initial Implementation Services fee is hereby waived as of the Effective Date. For Subscriber Accounts that exceed the initial 20,000 base accounts, Company shall pay RazorStream a one-time implementation services fee (the "Additional Implementation Services Fee", and
                                    --------------------------------------
together  with  the  Initial  Implementation  Services  Fee, the "Implementation
                                                                  --------------
Services  Fee")  of  $5  per  Subscriber Account, and Company shall give 45 days
-------------
advance notice to activate any such excess Subscriber Accounts, provided, however, that Subscriber Accounts to be implemented by Company hereunder in excess of the initial 20,000 base accounts may only be acquired by Company in 20,000 Subscriber Account blocks, irrespective of the actual number of Subscriber Accounts Company may anticipate from time to time.

     2. NON-RECURRING ENGINEERING FEES. Company shall, from time to time, pay RazorStream for non-recurring engineering fees (the "Non-Recurring
                                                                -------------
Engineering  Fees")  to  customize  and  engineer  the  Technology  to  the
-----------------
Specifications, as set forth on the applicable SOW, including customization of Company product offerings, and such other purposes as Company may direct through a SOW developed with RazorStream. Any use of Non-Recurring Engineering Fees in a manner not described and included in the approved product plan shall require the prior approval of Company, and shall be billed at $200 per hour. The first $200,000 of Non-Recurring Engineering Fees shall be deemed fully earned as of the date of execution of this Agreement.

     3. ADDITIONAL FEE. During the Term, and in addition to the Implementation Services Fee and the Non-Recurring Engineering Fees, Company shall pay to RazorStream continuing payment amounts (the "Additional Fee") as
                                                             --------------
follows: (a) ten percent (10%) of Company's total gross revenue from all active Subscriber Accounts billed at $25.00 or more per month total gross subscription, with a minimum amount of $3 per each such Subscriber Account per month; (b) terms to be mutually agreed upon by Parties for all Subscriber Accounts billed at less than $25.00 per month; and (c) terms to be mutually agreed upon by Parties for all advertising-based "free" Subscriber Accounts, provided, however that such terms shall provide for a minimum amount of $0.25 per each such Subscriber Account per month. In addition, first month payments on Subscriber Accounts may be promotionally priced and the terms of such incentives shall be mutually agreed upon by Company and RazorStream. Royalty payments shall be calculated on a monthly basis and shall be paid within forty-five (45) days of the end of each month.

     4. MINIMUM GUARANTEED PAYMENT. During the Term, Company shall make a minimum non-refundable guaranteed payment (the "Minimum Guaranteed Payment") of
                                                 --------------------------
$50,000 per month, commencing on the first day of the month immediately following the Effective Date. Minimum Guaranteed Payments shall be non-refundable, but shall be credited against, and may entirely satisfy, or exceed, actual Additional Fees owing.

     5. MAINTENANCE FEE. In the event this Agreement expires or is otherwise terminated, and for so long as RazorStream continues to provide the Support Services set forth in Exhibit C, Company shall be required to pay a minimum
                          ----------
maintenance and support fee based on the greater of (i) industry standards for maintenance and support fees existing at the time of expiration or termination, and (ii) twenty percent (20%) of the aggregate monthly value of the license fee (or "Additional Fee" whichever is applicable) charged by

RazorStream to a third party in the last license agreement entered into by RazorStream prior to such expiration or termination.

     6. FEES APPLICABLE TO INDIVIDUAL WEBSITES. For the avoidance of doubt, the Fees set forth in this Exhibit D shall apply independently to each
                                 ----------
individual website operated by Company or any third party authorized thereby (as set forth in the Agreement), and no Fees charged with respect to any individual website, and no Subscriber Accounts applied with respect to any individual website, shall be aggregated with any Fees or Subscriber Accounts, respectively, applied to any other website.

                                    EXHIBIT E
                                    ---------
                                       TO
                     LICENSE, HOSTING AND SERVICES AGREEMENT

                              THIRD PARTY SOFTWARE

                     [LIST HERE, INCLUDING APPLICABLE TERMS]

                                    EXHIBIT F
                                    ---------
                                       TO
                     LICENSE, HOSTING AND SERVICES AGREEMENT

                        COMPANY AND THIRD PARTY WEBSITES

1.   www.vmdirect.com